SUPPLEMENT TO THE PROSPECTUSES

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

The following information supersedes or supplements certain information in the fund's Prospectuses.

Joanne Gilbert and Thanos Papasavvas (see biographies below) join the Credit Suisse Global Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the fund. The team currently consists of Kevin D. Barry, John De Garis, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena.

Kevin D. Barry and Joanne Gilbert are the fund's co-lead managers and oversee the fund's overall duration, yield curve, country, currency and sector positioning. Thanos Papasavvas is responsible for currency management.

Team Member Biographies

JOANNE GILBERT, Vice President, is a global fixed income portfolio manager and joined Credit Suisse Asset Management Limited (United Kingdom) ("CSAM U.K.") in 1992. Ms. Gilbert joined as Head of Trading and Execution and became a fixed income portfolio manager in 1993. Since then, Ms. Gilbert assumed other roles as Head of Fixed Income Risk Management and Performance Attribution in 1996, and Client Portfolio Manager and Head of Fixed Income Client Service in 2000. Before joining CSAM U.K., she worked for 7 years as an assistant fund manager at Chase Manhattan Investment Group, followed by a proprietary trading position at Mitsubishi Trust International.

THANOS PAPASAVVAS, Director, is Head of Currency Management with responsibility for segregated, fixed income, equity and total return accounts. He co-chairs the Global Currency Group and Emerging Currency Group at Credit Suisse Asset Management. He joined CSAM U.K. in 1994. Prior to joining CSAM U.K., he was an economist at the UK Government Economic Service from 1992 to 1994. Mr. Papasavvas holds a MSc. in Economics from the University of London.

Dated: June 20, 2005                                              16-0605
                                                                  for
                                                                  WPBDF
                                                                  GFI-PRO-LOAD
                                                                  2005-019